UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CLOUDASTRUCTURE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CLOUDASTRUCTURE, INC. 228 HAMILTON AVE., 3RD FLOOR PALO ALTO, CA 94301 CLOUDASTRUCTURE, INC. 2025 Annual Meeting Vote by September 4, 2025 11:59 PM ET You invested in CLOUDASTRUCTURE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 5, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* September 5, 2025 1:00 p.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/CSAI2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V76578 - P35764

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. Election of Director Nominee: To be elected for a term expiring in 2028: 1a. Ruba Qashu For 2. Ratify the appointment of Bush & Associates CPA LLC as our independent registered public accounting firm for fiscal 2025. For 3 . Proposal to authorize us to issue additional shares of our Series 2 Convertible Preferred Stock, and shares of our Class A common stock issuable upon conversion of such preferred stock, in one or more private placements in excess of 20 % of our outstanding common stock pursuant to a financing transaction we have entered into with Streeterville Capital, LLC . For 4. Proposal to approve the Cloudastructure, Inc. Amended and Restated 2024 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends V76579 - P35764